Exhibit 99.1

FOR IMMEDIATE RELEASE:

WESTERN DIGITAL ANNOUNCES ACQUISITION OF SANDISK

New platform creates greater scale and ability to deliver extensive portfolio of innovative products and technology

Combined business well-positioned to capture growth and opportunities created by rapidly evolving storage industry

JV with Toshiba provides stable NAND supply at scale through a time-tested business model and extends across NVM technologies such as 3D NAND

IRVINE, Calif. and MILPITAS, Calif. — Oct. 21, 2015 — Western Digital® Corporation (NASDAQ: WDC) and SanDisk Corporation (NASDAQ: SNDK) today announced that they have entered into a definitive agreement under which Western Digital will acquire all of the outstanding shares of SanDisk for a combination of cash and stock. The offer values SanDisk common stock at $86.50 per share or a total equity value of approximately $19 billion, using a five-day volume weighted average price ending on October 20, 2015 of $79.60 per share of Western Digital common stock. If the previously announced investment in Western Digital by Unisplendour Corporation Limited closes prior to this acquisition, Western Digital will pay $85.10 per share in cash and 0.0176 shares of Western Digital common stock per share of SanDisk common stock; and if the Unisplendour transaction has not closed or has been terminated, $67.50 in cash and 0.2387 shares of Western Digital common stock per share of SanDisk common stock. The transaction has been approved by the boards of directors of both companies.

The combination is the next step in the transformation of Western Digital into a storage solutions company with global scale, extensive product and technology assets, and deep expertise in non-volatile memory (NVM). With this transaction, Western Digital will double its addressable market and expand its participation in higher-growth segments. SanDisk brings a 27-year history of innovation and expertise in NVM, systems solutions and manufacturing. The combination also enables Western Digital to vertically integrate into NAND, securing long-term access to solid state technology at lower cost.

The proposed combination creates significant value for both SanDisk and Western Digital shareholders. Western Digital brings a successful track record of M&A with a number of acquisitions over the last several years helping to fuel innovation, create value and strongly position the company to capture higher-growth opportunities. In addition, Western Digital’s operational excellence, coupled with the recently announced decision by China’s Ministry of Commerce (MOFCOM) allowing Western Digital to integrate substantial portions of its WD and HGST businesses, is expected to generate additional cost synergies.

“This transformational acquisition aligns with our long-term strategy to be an innovative leader in the storage industry by providing compelling, high-quality products with leading technology,” said Steve Milligan, chief executive officer, Western Digital. “The combined company will be ideally positioned to capture the growth opportunities created by the rapidly evolving storage industry. I’m excited to welcome the SanDisk team as we look to create additional value for all of our stakeholders, including our customers, shareholders and employees.”

“Western Digital is globally recognized as a leading provider of storage solutions and has a 45-year legacy of developing and manufacturing cutting-edge solutions, making the company the ideal strategic partner for SanDisk,” said Sanjay Mehrotra, president and chief executive officer, SanDisk. “Importantly, this combination also creates an even stronger partner for our customers. Joining forces with Western Digital will enable the combined company to offer the broadest portfolio of industry-leading, innovative storage solutions to customers across a wide range of markets and applications.”

Western Digital and SanDisk’s complementary product lines, including hard disk drives (“HDDs”), solid-state drives (“SSDs”), cloud datacenter storage solutions and flash storage solutions, will provide the foundation for a broader set of products and technologies from consumer to datacenter. Both companies have strong R&D and engineering capabilities and a rich base of fundamental technologies with over 15,000 combined patents issued or pending worldwide.

Toshiba has been a long-term strategic partner to SanDisk for 15 years. The joint venture (JV) with Toshiba will be ongoing, enabling vertical integration through a technology partnership driven by deep collaboration across design and process capabilities. The JV provides stable NAND supply at scale through a time-tested business model and extends across NVM technologies such as 3D NAND.

Steve Milligan will continue to serve as chief executive officer of the combined company, and the company will remain headquartered in Irvine, California. Upon closing, Sanjay Mehrotra is expected to join the Western Digital Board of Directors.

Led by a seasoned management team, Western Digital has a strong track record of integrating acquisitions to create value. The company expects to achieve full annual run-rate synergies of $500 million within 18 months post-closing. The transaction is expected to be EPS accretive on a non-GAAP basis within 12 months of the transaction close. Pending the closing of the transaction, Western Digital expects to continue paying its quarterly dividend and plans to suspend its share buyback program.

The transaction will be financed by a mix of cash, new debt financing and Western Digital stock. In connection with the transaction, Western Digital expects to enter into new debt facilities totaling $18.4 billion, including a $1.0 billion revolving credit facility. The proceeds from the new debt facilities are expected to be used to pay part of the purchase price, refinance existing debt of Western Digital and SanDisk and pay transaction related fees and expenses. If SanDisk’s cash balance falls below certain thresholds at the time of transaction close, the merger agreement provides for an adjustment to the mix of cash and stock consideration.

The transaction is subject to approval by SanDisk shareholders and, in the event that the Unisplendor transaction does not close, Western Digital shareholders, receipt of regulatory approvals and other customary closing conditions. The transaction is expected to close in the third calendar quarter of 2016.

BofA Merrill Lynch and J.P. Morgan are acting as lead financial advisors to Western Digital and will provide committed financing for the transaction. Also, Credit Suisse is acting as a financial advisor and providing committed financing, and RBC Capital Markets is providing committed financing. Cleary Gottlieb Steen & Hamilton LLP and Baker & McKenzie are acting as legal advisors to Western Digital.

Goldman Sachs is acting as the exclusive financial advisor to SanDisk. Skadden, Arps, Slate, Meagher & Flom LLP is acting as the exclusive legal advisor to SanDisk.

Conference Call and Additional Presentation Materials

Western Digital and SanDisk will be hosting a joint conference call to discuss today’s announcement that will also be broadcast live over the Internet today at 5:30 am PT / 8:30 am ET. To participate in the conference call, please dial 800-857-4532 in the U.S. or +1-210-234-0009 for international callers, with passcode “Western Digital”. The live and archived webcast can be accessed online at investor.wdc.com. In addition, the investor presentation slides from the conference call will also be available on the Western Digital website at the same location approximately two hours after the live event. The conference call telephone replay number is 866-470-7051 in the U.S. or +1-203-369-1485 for international callers.

About Western Digital

Founded in 1970, Western Digital Corp. (NASDAQ: WDC), Irvine, Calif., is an industry-leading developer and manufacturer of storage solutions that enable people to create, manage, experience and preserve digital content. It is a long-time innovator in the storage industry. Western Digital is responding to changing market needs by providing a full portfolio of compelling, high-quality storage products with effective technology deployment, high efficiency, flexibility and speed. Its products are marketed under the HGST and WD brands to OEMs, distributors, resellers, cloud infrastructure providers and consumers. Financial and investor information is available on the company’s Investor Relations website at investor.wdc.com.

About SanDisk

SanDisk Corporation (NASDAQ: SNDK), a Fortune 500 and S&P 500 company, is a global leader in flash storage solutions. For more than 27 years, SanDisk has expanded the possibilities of storage, providing trusted and innovative products that have transformed the electronics industry. Today, SanDisk’s quality, state-of-the-art solutions are at the heart of many of the world’s largest data centers, and embedded in advanced smartphones, tablets and PCs. SanDisk’s consumer products are available at hundreds of thousands of retail stores worldwide. For more information, visit www.sandisk.com.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Western Digital Corporation’s proposed business combination transaction with SanDisk Corporation (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding Western Digital’s (and Western Digital’s and SanDisk’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Western Digital (and the combined businesses of Western Digital and SanDisk), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Western Digital and SanDisk based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Western Digital’s and SanDisk’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon the current expectations of Western Digital’s and SanDisk’s management and include known and unknown risks, uncertainties and other factors, many of which Western Digital and SanDisk are unable to predict or control, that may cause Western Digital’s or SanDisk’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Western Digital’s and SanDisk’s filings with the Securities and Exchange Commission (the “SEC”).

Risks and uncertainties related to the proposed merger include, but are not limited to, the risk that SanDisk’s or Western Digital’s stockholders do not approve the merger, potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the merger, uncertainties as to the timing of the merger, the possibility that the closing conditions to the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval, adverse effects on Western Digital’s stock price resulting from the announcement or completion of the merger, competitive responses to the announcement or completion of the merger, costs and difficulties related to the integration of SanDisk’s businesses and operations with Western Digital’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the merger, uncertainties as to whether the completion of the merger or any transaction will have the accretive effect on Western Digital’s earnings or cash flows that it expects, unexpected costs, liabilities, charges or expenses resulting from the merger, litigation relating to the merger, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect Western Digital’s or SanDisk’s plans, results or stock price are set forth in Western Digital’s and SanDisk’s respective filings with the SEC, including Western Digital’s and SanDisk’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Many of these factors are beyond Western Digital’s and SanDisk’s control. Western Digital and SanDisk caution investors that any forward-looking statements made by Western Digital or SanDisk are not guarantees of future performance. Western Digital or SanDisk do not intend, and undertake no obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Western Digital and SanDisk. In connection with the proposed merger, Western Digital intends to file a registration statement on Form S-4 with the SEC that contains a preliminary joint proxy statement of SanDisk and Western Digital that also constitutes a preliminary prospectus of Western Digital. After the registration statement is declared effective, Western Digital and SanDisk will mail the definitive proxy statement/prospectus to their respective stockholders.

This material is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Western Digital or SanDisk may file with the SEC and send to Western Digital’s and/or SanDisk’s stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF WESTERN DIGITAL AND SANDISK ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus (when filed) as well as other filings containing information about Western Digital and SanDisk, without charge, at the SEC’s website, http://www.sec.gov. Copies of the documents filed with the SEC by Western Digital will be available free of charge on Western Digital’s website at http://www.wdc.com. Copies of the documents filed with the SEC by SanDisk will be available free of charge on SanDisk’s website at http://www.sandisk.com.

Participants in Solicitation

Western Digital, SanDisk and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from their respective stockholders in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Western Digital’s executive officers and directors in Western Digital’s definitive proxy statement filed with the SEC on September 23, 2015. You can find information about SanDisk’s executive officers and directors in its definitive proxy statement filed with the SEC on April 27, 2015. You can obtain free copies of these documents from Western Digital and SanDisk, respectively, using the contact information above. Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available.

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MEDIA CONTACTS

Jim Pascoe

Western Digital Corporation

408.717.5950

jim.pascoe@wdc.com

Michael Diamond

SanDisk Corporation

408.801.1108

michael.diamond@sandisk.com

Monika Driscoll

Brunswick Group

212.333.3810

mdriscoll@brunswickgroup.com

INVESTOR CONTACTS

Bob Blair

Western Digital Corporation

949.672.7834

robert.blair@wdc.com

Jay Iyer

SanDisk Corporation

408.801.2067

jay.iyer@sandisk.com